HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Long / Short Equity Fund
Hatteras Long / Short Debt Fund
Hatteras Hedged Strategies Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class A Shares
Class C Shares
Institutional Class Shares
April 5, 2012

Supplement to the Prospectuses and
Statement of Additional Information (“SAI”)
dated September 30, 2011, as supplemented

Removal of Sub-Advisors

Effective immediately, the following investment advisers no longer serve as a sub-advisor to the Underlying Funds.  Please disregard all references to these investment advisers in the Prospectuses and SAI.

Sunnymeath Asset Management, Inc.
Concise Capital Management, LP

Additionally, effective immediately, the following entities no longer serve as a trading advisor to the Managed Futures Strategies Underlying Fund.  Please disregard all references to these trading advisors in the Prospectuses and SAI.

Paskewitz Asset Management, LLC
Quest Partners LLC

Change In Composition of the Board of Trustees

Effective February 17, 2012, Mr. Robert Anderson and Ms. Joy Montgomery Rocklin each resigned as a Trustee of the Trust.  Additionally, effective April 1, 2012, Mr. Daniel K. Wilson was appointed to serve as a Trustee of the Trust.  Each of these individuals is or was an Independent Trustee.  Accordingly, the “Management” section of the SAI is hereby deleted and replaced with the following:

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Amended and Restated Declaration of Trust of the Trust (“Declaration of Trust”), which has been filed with the Securities and Exchange Commission and is available upon request.  The Board of Trustees consists of seven individuals, six of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”).  Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.  The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.  Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

Independent Trustees

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Joseph E. Breslin (58) November 18, 1953 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and Chairman	Indefinite Term since 2004	Private Investor (2009 to Present), Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009), Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007)	16	Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (9 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (9 portfolios).
H. Alexander Holmes (69) May 4, 1942 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	21	None
Thomas Mann (62) February 1, 1950 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2002	Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to Present)	16	Director, F-Squared Investments, Inc. (since January 2012)
Steve E. Moss (59) February 18, 1953 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Principal, Holden, Moss, Knott, Clark, Copley & Hoyle, PA, accountants and business consultants (1975 to Present). Managing Partner, Triangle Advisors, LLC, a business advisory firm (2008 to Present). Member Manager, HMKCT Properties, LLC (1996 to Present).	21	None

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Gregory S. Sellers (52) May 5, 1959 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2009	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to Present). Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	21	None
Daniel K. Wilson (63) June 22, 1948 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2012	Owner and Principal, Daniel K. Wilson, CPA (2008 to Present). Chief Financial Officer, Parkdale Mills, Inc., a textile manufacturer (1979 to 2008).	21	None

Interested Trustee

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
David B. Perkins (49) July 18, 1962 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and President*	Indefinite Term since 2009	Chairman and Managing Principal, Hatteras Funds (2003 to Present).	21	None
*	Mr. Perkins is an “interested” Trustee because of his affiliation with the Advisor.
**
The term “fund complex” refers to (i) the Trust (consisting of five funds), (ii) the Underlying Funds Trust (consisting of five funds) and (iii) Hatteras Variable Trust (consisting of one fund), the investment advisor for each of which is Hatteras Alternative Mutual Funds, LLC (iv) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras Sector Select Fund, Hatteras Sector Select Institutional Fund and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (v) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment adviser for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds

Officers

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Robert Lance Baker (40) September 17, 1971 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Treasurer	Indefinite Term since 2009
Mr. Baker joined Hatteras in March 2008 and is currently the Chief Financial Officer of Hatteras and its affiliated entities. Prior to joining Hatteras, Mr. Baker was Controller, and later Vice President of Operations, at Smith Breeden Associates. Before that, Mr. Baker worked for the public accounting firm of BDO Seidman, and as a controller of a private entity in Durham, NC.

Andrew P. Chica (36) September 7, 1975 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Indefinite Term since 2009
Mr. Chica joined Hatteras in November 2007 and became the Chief Compliance Officer of Hatteras and its affiliates in 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Trustee for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC.

J. Michael Fields (38) July 14, 1973 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Secretary	Indefinite Term since 2009	Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.

Compensation
Each Trustee who is not affiliated with the Trust, Underlying Funds Trust or the Advisor receives an annual retainer in the amount of $32,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings.  “Interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received for the fiscal year ended December 31, 2011.  Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Trust (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Joseph Breslin	$32,000	$0	$0	$32,000
Robert Anderson(3)	$32,000	$0	$0	$32,000
Joy Montgomery Rocklin(4)	$32,000	$0	$0	$32,000
Thomas Mann	$32,000	$0	$0	$32,000
H. Alexander Holmes	$32,000	$0	$0	$73,250
Steve E. Moss	$32,000	$0	$0	$73,250
Gregory S. Sellers	$32,000	$0	$0	$73,250
Daniel K. Wilson(5)	$0	$0	$0	$41,250
David Perkins	$0	$0	$0	$0
1	Trustee compensation is not a direct expense of the Trust because it is paid by the Advisor from the operating services fee it collects from the Trust.
2.
Fund Complex includes (i) the Trust (consisting of five funds), (ii) the Underlying Funds Trust (consisting of five funds) and (iii) Hatteras Variable Trust (consisting of one fund), the investment advisor for each of which is Hatteras Alternative Mutual Funds, LLC (iv) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras Sector Select Fund, Hatteras Sector Select Institutional Fund and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (v) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment adviser for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds.  The Trustees received their total compensation from the operating services fees paid by the Fund Complex to the Advisor with regard to items (i), (ii) and (iii) and directly from the funds with regard to items (iv) and (v).

3.	Mr. Anderson resigned from the Trust effective February 17, 2012.
4.	Ms. Montgomery Rocklin resigned from the Trust effective February 17, 2012.
5.	Effective April 1, 2012, Mr. Wilson was appointed as an Independent Trustee.

The Board of Trustees believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas:  management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Trust or other trusts in the Fund Complex.  Information as of December 31, 2011, indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

Joseph E. Breslin.  Mr. Breslin has been a Trustee and Chairman of the Board since 2004.  He has 25 years of investment management experience and has held positions as the chief operating officer of a financial services company and an investment management company.  He currently serves as a director and trustee of unrelated mutual funds and has held such positions since 2000.

H. Alexander Holmes.  Mr. Holmes has been a Trustee since 2009.  He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices.  He has over 43 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies.  He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Thomas Mann.  Mr. Mann has been a Trustee since 2002.  He has 37 years of asset management and banking experience and is currently a managing director of an investment bank.

Steve E. Moss.  Mr. Moss has been a Trustee since 2009.  He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm, a manager of a real estate investment partnership, and managing partner of a business advisory firm.

David B. Perkins.  Mr. Perkins has been a Trustee and President of the Trust since 2009.  In addition, Mr. Perkins has been Chairman and President of each registered closed-end fund in the Hatteras Funds Complex since inception. Mr. Perkins has also been the Chairman and Managing Principal of Hatteras Investment Partners LLC and its affiliated entities since September 2003.  Mr. Perkins has 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Greg Sellers.  Mr. Sellers has been a Trustee since 2009.  He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance.  He is currently the chief financial officer of a marketing and print communications solutions company.

Daniel K. Wilson.  Mr. Wilson has been a Trustee since 2012.  Mr. Wilson has over 8 years of public accounting experience and currently runs an accounting business for which he is owner and principal.  He is a certified public accountant and previously served as Chief Financial Officer for a privately held company with sales in excess of $1 billion annually.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure
The Board of Trustees consists of seven individuals, six of whom are Independent Trustees.  The Chairman of the Board of Trustees, Mr. Joseph E. Breslin, is an Independent Trustee and serves as liaison for communications between the Trustees and the Trust’s management and service providers.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Advisor and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the Trust and the risks that the Trust faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, changes.

Board of Trustees’ Role in Risk Oversight of the Trust
The Board oversees risk management for the Trust directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’ senior officers (including the Trust’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Advisor, the Trust’s independent auditors, legal counsel and personnel from the Trust’s other service providers.  The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities.  In addition, the Advisor and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Board Committees

Audit Committee
The members of the Audit Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Sellers, Wilson and Moss, each an Independent Trustee.  Mr. Moss is the chairperson of the Audit Committee. The Audit Committee oversees the Funds’ financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent registered public accountants and plans to meet at least once annually.  The Audit Committee met three times during the last fiscal year.

The members of the Audit Committee are also responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the issuer attorneys).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to a member of the Audit Committee as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee
The members of the Nominating Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Moss, Sellers and Wilson, each an Independent Trustee. Mr. Sellers is the chair person of the Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee does not consider nominees recommended by shareholders for vacancies on the Board.  The Nominating Committee did not meet during the last fiscal year.

Valuation Committee
The members of the Valuation Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Sellers, Wilson and Moss, each an Independent Trustee, and Mr. Baker and Ms. Hughes, each of the Advisor.  Mr. Mann is the chairperson of the Valuation Committee.  The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors.  The Valuation Committee met four times during the last fiscal year.

Management Ownership
As of September 1, 2011, the officers and Trustees, as a group, owned less than 1% of each Fund’s outstanding shares.  The following table shows the dollar range of shares beneficially owned by each Trustee in Funds as of the calendar year ended December 31, 2011.

Name of Person/Position	Dollar Range of Equity Securities owned of Alpha	Dollar Range of Equity Securities owned of Long/Short Equity	Dollar Range of Equity Securities owned of Long/Short Debt	Dollar Range of Equity Securities owned of Hedged Strategies	Aggregate Dollar Range of Equity Securities Beneficially Owned in Family of Investment Companies*
Joseph Breslin	$50,001 - $100,000	None	None	None	$50,001 - $100,000
Thomas Mann	$50,001 - $100,000	None	None	None	$50,001 - $100,000
H. Alexander Holmes	$10,001 - $50,000	None	None	None	$10,001 - $50,000
Steve E. Moss	None	None	None	None	None
Gregory S. Sellers	None	None	None	None	None
Daniel K. Wilson	None	None	None	None	None
David Perkins	$10,001 - $50,000	More than $100,000	More than $100,000	$10,001 - $50,000	More than $100,000
*	The Family of Investment Companies includes each series of the Hatteras Alternative Mutual Funds Trust and Underlying Funds Trust.

As of December 31, 2011, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Advisor, the Funds’ principal underwriter, or an affiliate of the Advisor or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Funds’ principal underwriter or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Funds’ principal underwriter or any affiliate thereof was a party.

Please retain this Supplement with your
Prospectus and SAI for future reference.